UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2008

FLEX FUELS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	0-52601	20-5242826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 St. Mary Axe London, United Kingdom	EC3A 8EP
(Address of principal executive offices)	(Zip Code)

+44(0)8445862780
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2008, the board of directors of Flex Fuels Energy, Inc. (the “Company”) approved an amendment to the Company’s bylaws to provide that the number of board members shall be set in accordance with resolutions of the shareholders or the board.  The board concurrently adopted a resolution setting the number of directors at three.  The amendment will become effective at the time of the Annual Meeting of Shareholders, which is currently scheduled to be held on December 12, 2008.  The text of the amendment to the Company’s bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
3.2	Text of the amendment to the Bylaws of the Company

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FLEX FUELS ENERGY, INC.

September 29, 2008	By:	/s/ Brian Barrows
Brian Barrows
Chief Executive Officer and Director

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
3.2	Text of the amendment to the Bylaws of the Company

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